[USAA logo appears here. (R)]






              USAA FIRST START
                        GROWTH Fund




                            USAA
                           "first
                            start(R)"



       Annual Report


---------------------------------------------------------------------
       July 31, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            13

      SHAREHOLDER VOTING RESULTS                                      14

      FINANCIAL INFORMATION

         Independent Auditors' Report                                 16

         Portfolio of Investments                                     17

         Notes to Portfolio of Investments                            22

         Statement of Assets and Liabilities                          23

         Statement of Operations                                      24

         Statements of Changes in Net Assets                          25

         Notes to Financial Statements                                26

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------------
         EQUITY                         MONEY MARKET                    INDEX
--------------------------------------------------------------------------------------
     Aggressive Growth                  Money Market           Extended Market Index
(CLOSED TO NEW INVESTORS)
                                  Tax Exempt Money Market        Global Titans Index
      Capital Growth
                                Treasury Money Market Trust       Nasdaq-100 Index
     Emerging Markets
                                     State Money Market             S&P 500 Index
    First Start Growth
                                ------------------------------------------------------
          Gold                         TAXABLE BOND                ASSET ALLOCATION
(ON OCTOBER 1, 2001, THE        ------------------------------------------------------
FUND'S NAME WILL BE CHANGED TO
PRECIOUS METALS AND MINERALS.)          GNMA Trust                Balanced Strategy

         Growth                  High-Yield Opportunities       Cornerstone Strategy

     Growth & Income                     Income                Growth and Tax Strategy

      Income Stock                Intermediate-Term Bond           Growth Strategy

      International                   Short-Term Bond              Income Strategy

  Science & Technology          ---------------------------
                                      TAX-EXEMPT BOND
     Small Cap Stock            ---------------------------

         Value                           Long-Term

     World Growth                    Intermediate-Term

                                        Short-Term

                                     State Bond/Income
--------------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                            INFORMATION

               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this practice eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:



               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA FIRST START GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                           from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]


                                "WE AT USAA INVESTMENTS
                            ARE WATCHING ECONOMIC INDICATORS
                              CLOSELY FOR POSITIVE CHANGES
                                    IN THE ECONOMY."

-------------------------------------------------------------------------------


               At the end of your Fund's annual report period, we were in the midst of a summer marked by poor market conditions and signs of a flagging economy, including weak corporate earnings and substantial work force reductions by companies nationwide. It was indeed a long, hot summer--one that continued a period of uneasiness that began more than a year ago. The question is, Have we seen the bottom?

               At this point, we believe the market is also unsure whether the economy has truly bottomed out and is on its way to recovery. We think that, understandably, the market still has a healthy skepticism about the state of our economy.

               Although no one can truly predict the timing of market swings, we know from history that poor markets do not last forever. We at USAA Investments are watching economic indicators closely for positive changes in the economy.

 ...CONTINUED
--------------------------------------------------------------------------------

               As of this writing, the Federal Reserve Board (the Fed) had reduced the federal funds rate seven times since January 2001, bringing it down to 3.5%--the lowest rate since spring 1994. Typically, a six- to 12-month lag exists between a Fed rate cut and its impact on our economy. We hope to see the increasingly stimulative effects of these cuts over the next several months.

               Another element contributing to potential recovery is the aggressive tax relief plan launched by the federal government. This significant tax cut has resulted in income tax rebates for consumers and lower tax brackets, which will be reduced even further over the next several years.

               Potential outcomes of these economic stimulators include growth in the gross domestic product (GDP), lower unemployment levels, a boost in consumer confidence, and improved corporate earnings.

               In our view, the key factor that could slow a recovery is a continued lull in corporate earnings and, consequently, capital spending. If this lull persists, it will continue to make life tough for technology companies and related industries. In short, the slump could continue until corporate America gains enough confidence to start spending again.

               There are, however, some signs that a recovery may happen sooner rather than later. The index of leading economic indi-


               THE INDEX OF LEADING ECONOMIC INDICATORS IS A COMPOSITE INDEX COMPILED BY THE U.S. DEPARTMENT OF COMMERCE THAT TRACKS PREVIOUSLY REPORTED DATA OF 11 LEADING INDICATORS, INCLUDING (BUT NOT LIMITED TO) BUILDING PERMITS, CAPITAL GOODS ORDERS, AVERAGE WORK WEEK, AND CONSUMER GOODS ORDERS. THE INDEX ATTEMPTS TO MEASURE OR PREDICT FUTURE ECONOMIC ACTIVITY.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                            from the PRESIDENT

               cators rose in July for the fourth consecutive month. Although it is not a perfect indicator, a three-month consecutive rise in this index typically has signaled the beginning of economic recovery or expansion. In addition, the purchasing managers' index (PMI), which reflects conditions in the economy's manufacturing sector, rose significantly in August to a level consistent with 1.9% real GDP growth. If economic stimulators are successful and these indexes are correct, we could see improvements late in the fourth quarter of 2001 or in the first quarter of 2002.

               Whatever the market situation, we are committed to providing our perspectives on the market and other information that may help you determine and plan your investment goals. We'll work hard to earn your continued business.

               On behalf of the entire team at USAA Investments, I appreciate the opportunity to serve you.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board


               THE PURCHASING MANAGERS' INDEX (PMI) IS A COMPOSITE INDEX COMPILED BY THE NATIONAL ASSOCIATION OF PURCHASING MANAGERS
               (NAPM) BASED ON SEASONALLY ADJUSTED INDEXES FOR FIVE ECONOMIC INDICATORS IN THE MANUFACTURING SECTOR: NEW ORDERS, PRODUCTION, SUPPLIER DELIVERIES, INVENTORIES, AND EMPLOYMENT.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE  INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND
               DISTRIBUTED   BY  USAA  INVESTMENT   MANAGEMENT   COMPANY  (USAA
               INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                            OVERVIEW


USAA FIRST START GROWTH FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Long-term  capital  appreciation.


TYPES OF  INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in equity securities of companies that provide goods and services we believe are familiar to young people.

--------------------------------------------------------------------------------
                                      7/31/01                7/31/00
--------------------------------------------------------------------------------
 Net Assets                        $185.8 Million         $249.0 Million
 Net Asset Value Per Share             $10.87                  $17.17

--------------------------------------------------------------------------------
            Average Annual Total Returns as of 7/31/01
--------------------------------------------------------------------------------
         1 YEAR                           SINCE INCEPTION ON 8/1/97
        -36.66%                                     2.41%



               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVEST-MENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                           OVERVIEW



                      CUMULATIVE PERFORMANCE COMPARISON
                      ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund, the S&P 500 Index, and the Lipper Large-Cap Growth Funds Average for the period of 08/01/1997 through 07/31/2001. The data points from the graph are as follows:


            USAA FIRST START    S&P 500       LIPPER LARGE-CAP
              GROWTH FUND        INDEX      GROWTH FUNDS AVERAGE
            ----------------    -------     --------------------

08/01/97        $10,000         $10,000           $10,000
01/31/98         10,250          10,356            10,140
07/31/98         12,270          11,931            11,811
01/31/99         14,693          13,723            14,103
07/31/99         15,560          14,341            14,517
01/31/00         16,320          15,142            17,713
07/31/00         17,362          15,627            18,603
01/31/01         15,126          15,005            15,919
07/31/01         10,998          13,388            12,546

DATA SINCE INCEPTION ON 8/01/97 THROUGH 7/31/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the S&P 500 Index and the Lipper Large-Cap Growth Funds Average. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index. The Lipper Average is an average performance level of all large-cap growth funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

MANAGER'S
--------------------------------------------------------------------------------
                           COMMENTARY on the Fund


[Photograph of the Portfolio
Manager appears here.]                  Curt Rohrman, CFA

--------------------------------------------------------------------------------

REMEMBER THE LAST TIME YOU HAD TO GO TO THE DOCTOR AND GET A SHOT? NOT MUCH FUN, HUH?

               I didn't like getting shots when I was a kid, either. Still don't. But you know what? I figured out there are two ways to get ready for a shot. One is to freak out: Worry a ton ahead of time, get all nervous and uptight when the nurse walks in, stare at the needle and imagine that 3-inch thing going halfway through your body, and then let loose a panicky scream at the top of your lungs to make sure everyone else in the building knows how much pain you're about to take. The other way is the calm method: Try not to think about it until the last minute, and when the nurse does walk in, look away and relax your body so the shot won't hurt so much. Believe me, I've tried both ways. The calm method works better.

               Shots are a lot like the stock market lately. With stock prices falling like they have over the past year, investing has been more painful than getting a shot. But you know what else? There are also two ways you can deal with a bad stock market. One way is to freak out: Worry about the stock prices every single day, get

10

 ...CONTINUED
--------------------------------------------------------------------------------
                            COMMENTARY on the Fund

               all nervous, and imagine that stock prices will never stop going down. Then, in a panic, decide that it's too late and you're going to lose everything--and give up on your investment game plan.

               The other way to deal with a bad stock market is the calm method:
               Try not to worry too much about the short-term price declines, and remember stock prices tend to rise over time. No one knows what stock prices will do in the future, but since 1926, stock prices have increased 11% each year on average. Even so, any one year can be bad. In fact, stock prices have declined an average of one out of every four years since 1926! Losing money is no fun, and investing is very, very serious. But the most important part of the calm method is sticking to your game plan.

THE STOCK MARKET IS LIKE GETTING A SHOT IN ONE MORE WAY -- IT CAN  DO SOME GOOD.

               You know the shot will make you feel better once the medicine goes to work. You just have to go through the bad to get the good. Lower stock prices are the same. As stock prices fall, you can buy more shares with the same amount of money. So when the stock market does recover, you'll own that many more shares. But you have to stick to your investing game plan. Whether you've decided to invest weekly or monthly, or whether you've decided to sock away a lot or a little, just stick to it. You wouldn't run out of the doctor's office without your shot, so don't jump off your game plan.


               DOLLAR-COST AVERAGING INVOLVES CONTINUOUS INVESTMENT IN SECURITIES REGARDLESS OF FLUCTUATING PRICE LEVELS OF SUCH SECURITIES. INVESTORS SHOULD CONSIDER THEIR FINANCIAL ABILITY TO CONTINUE PURCHASES THROUGH PERIODS OF LOW PRICE LEVELS.

 ...CONTINUED
--------------------------------------------------------------------------------


PERFORMANCE
--------------------------------------------------------------------------------

               Ouch! Stocks really hurt during the past 12 months, with the S&P 500 Index declining 14.32%. The stock market hasn't performed so poorly over a 12-month period since 1974, not even during the crash of 1987. The big problem in 1974 was that the United States was in a really bad recession. Right now, investors are concerned that the same thing may happen. Consumers aren't spending. Companies aren't spending. And investors are worried about corporate profits. Less profitable companies mean less valuable stocks.

               Your USAA First Start Growth Fund had a very tough 12-month period, returning -36.66%. The Fund's heavy emphasis on technology stocks was the biggest reason we did worse than the S&P 500 Index. During the past year, the S&P 500 Index's technology sector fell an incredible 51.22% and was by far the worst sector in the market. Many of our holdings lost more than one-half of their value. This group includes some of the most widely recognized names in technology: Cisco Systems, Hewlett-Packard, Intel, Lucent Technologies, Nortel Networks, Oracle, and Palm. This group also includes companies with strong competitive positions but less well-known names: CIENA, JDS Uniphase, Level 3 Communications, and Siebel Systems. Outside of technology, Walt Disney and Sony experienced returns of -31.89% and -47.28%, respectively. The Level 3 Communications, Lucent Technologies, and Nortel Networks holdings were sold during the period.

               Despite the painful stock market, some of your Fund's holdings had an exceptional period. Buckle, Duane Reade, Electronic Arts,


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE S&P 500 INDEX DEFINITION.

               YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-21.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                            COMMENTARY on the Fund


               Genesco, Lifepoint Hospitals, Mattel, Target, and Wet Seal each returned more than 25%.

STRATEGY
--------------------------------------------------------------------------------

               The USAA First Start Growth Fund buys stocks of companies that make products or provide services we believe are familiar to you. We try not to buy a bunch of companies that all make the same thing. Instead, the stocks we own are spread across three primary areas: consumer products, technology, and health care. We like companies that are really good at what they do and have built, or are building, leadership positions. Companies we buy have to be growing faster than the average company; they have to sell a lot more products each and every year.

OUTLOOK
--------------------------------------------------------------------------------

               We think the stock market will do well during the next several years, and our reasons are unchanged. U.S. companies in general are the most competitive on the planet. We believe they make better, more innovative products at lower costs than companies anywhere else. People around the world want U.S. products. Whether the products are handheld personal digital assistants
               (PDAs), razor blades, animated films, beverages, video game software, or pharmaceuticals, our market share advantage is widening. This advantage is important if U.S. companies are going to continue to grow rapidly.

               It's a privilege to be given the opportunity to serve you. Thank you for your confidence and support.


               DUANE READE AND LIFEPOINT HOSPITALS WERE SOLD OUT OF THE FUND BEFORE THE END OF THE PERIOD.

               YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 17-21.

PORTFOLIO
--------------------------------------------------------------------------------
                            HIGHLIGHTS


   -------------------------------------------
             TOP 10 EQUITY HOLDINGS
               (% of Net Assets)
   -------------------------------------------

   Clear Channel Communications, Inc.    3.9%

   PepsiCo, Inc.                         3.4

   Target Corp.                          3.4

   Microsoft Corp.                       3.3

   Johnson & Johnson, Inc.               3.2

   Texas Instruments, Inc.               3.0

   Dell Computer Corp.                   2.9

   General Electric Co.                  2.9

   AOL Time Warner, Inc.                 2.6

   Cisco Systems, Inc.                   2.6

   -------------------------------------------


                                      ------------------------------------------
                                                   TOP 10 INDUSTRIES
                                                   (% of Net Assets)
                                      ------------------------------------------

                                      Electronics - Semiconductors        17.0%

                                      Computer Software & Service         11.5

                                      Computer - Hardware                  5.2

                                      Drugs                                5.2

                                      Communication Equipment              5.0

                                      Equipment - Semiconductors           5.0

                                      Retail - Specialty Apparel           5.0

                                      Entertainment                        4.8

                                      Electrical Equipment                 4.4

                                      Biotechnology                        4.3

                                      ------------------------------------------

14

SHAREHOLDER
--------------------------------------------------------------------------------
                            Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Mutual Fund, Inc. (the Company). Votes shown for Proposal 1 are for the entire series of the Company. Votes shown for Proposals 2A and 4 are for the USAA First Start Growth Fund, a series of the Company.


PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Directors as follows:


                                                                     VOTES
               DIRECTORS                       VOTES FOR            WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis               2,715,058,284         40,108,336

               Christopher W. Claus          2,715,058,925         40,107,695

               David G. Peebles              2,715,058,926         40,107,694

               Michael F. Reimherr           2,715,058,891         40,107,729

               Richard A. Zucker             2,715,058,603         40,108,017

               Barbara B. Dreeben            2,715,058,252         40,108,368

               Robert L. Mason, Ph.D.        2,715,058,603         40,108,017

               Laura T. Starks, Ph.D.        2,715,058,582         40,108,038

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                 10,145,804       325,149        205,848           5,859

PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  10,293,052      244,315       139,434            5,859

16

INDEPENDENT
--------------------------------------------------------------------------------
                           AUDITORS' Report


KPMG

THE SHAREHOLDERS AND BOARD OF DIRECTORS

               USAA FIRST START GROWTH FUND

               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA First Start Growth Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 7 to the financial statements, for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG LLP

               San Antonio, Texas
               September 7, 2001

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS


USAA FIRST START GROWTH FUND

JULY 31, 2001


                                                                         MARKET
  NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (99.8%)
            BANKS - MAJOR REGIONAL (1.9%)
   91,000   Mellon Financial Corp.                                       $3,460
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (3.4%)
  135,000   PepsiCo, Inc.                                                 6,295
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (4.3%)
   24,000   Affymetrix, Inc.*                                               599
   20,000   Amgen, Inc.*                                                  1,254
   33,000   Diversa Corp.*                                                  466
   21,000   Genentech, Inc.*                                                888
   17,000   Human Genome Sciences, Inc.*                                    863
   18,000   IDEC Pharmaceuticals Corp.*                                     972
    9,000   Invitrogen Corp.*                                               576
   31,000   Medarex, Inc.*                                                  660
   16,000   MedImmune, Inc.*                                                616
   27,000   Millennium Pharmaceuticals, Inc.*                               845
    5,300   Vertex Pharmaceuticals, Inc.*                                   212
--------------------------------------------------------------------------------
                                                                          7,951
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (3.9%)
  125,000   Clear Channel Communications, Inc.*                           7,325
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (5.0%)
   43,000   CIENA Corp.*                                                  1,425
   90,000   Clarent Corp.*                                                  635
   31,500   Comverse Technology, Inc.*                                      891
  147,000   JDS Uniphase Corp.*                                           1,358
   75,000   Nokia Corp. ADR                                               1,636
   30,000   ONI Systems Corp.*                                              694
   41,000   QUALCOMM, Inc.*                                               2,592
--------------------------------------------------------------------------------
                                                                          9,231
--------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


                                                                         MARKET
  NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (5.2%)
   58,000   Apple Computer, Inc.*                                       $ 1,090
  202,000   Dell Computer Corp.*                                          5,440
  253,000   Handspring, Inc.*                                               855
   52,000   Hewlett-Packard Co.                                           1,282
  182,000   Palm, Inc.*                                                     977
--------------------------------------------------------------------------------
                                                                          9,644
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (3.2%)
   18,000   Brocade Communications Systems, Inc.*                           592
  251,000   Cisco Systems, Inc.*                                          4,824
   23,300   Juniper Networks, Inc.*                                         599
--------------------------------------------------------------------------------
                                                                          6,015
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (11.5%)
   62,000   Agile Software Corp.*                                           746
   44,000   BEA Systems, Inc.*                                              970
   21,000   Check Point Software Technologies Ltd.*                         929
   59,000   Electronic Arts, Inc.*                                        3,358
   69,600   i2 Technologies, Inc.*                                          672
   16,000   Mercury Interactive Corp.*                                      619
   27,000   Micromuse, Inc.*                                                412
   94,000   Microsoft Corp.*                                              6,222
   75,000   Nuance Communications, Inc.*                                  1,005
  204,000   Oracle Corp.*                                                 3,688
   20,000   Siebel Systems, Inc.*                                           689
   31,000   VERITAS Software Corp.*                                       1,315
   44,000   webMethods, Inc.*                                               687
--------------------------------------------------------------------------------
                                                                         21,312
--------------------------------------------------------------------------------
            DRUGS (5.2%)
   57,000   Merck & Co., Inc.                                             3,875
  101,000   Pfizer, Inc.                                                  4,163
   35,000   Pharmacia Corp.                                               1,562
--------------------------------------------------------------------------------
                                                                          9,600
--------------------------------------------------------------------------------

                                                                              19
PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


                                                                         MARKET
  NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (4.4%)
   32,000   Capstone Turbine Corp.*                                     $   372
   15,000   Celestica, Inc.*                                                724
   29,000   Flextronics International Ltd.*                                 788
   22,000   FuelCell Energy, Inc.*                                          354
  122,000   General Electric Co.                                          5,307
   25,000   Plug Power, Inc.*                                               312
   49,000   Proton Energy Systems, Inc.*                                    404
--------------------------------------------------------------------------------
                                                                          8,261
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (1.8%)
   55,000   ASML Holding N. V.*                                           1,126
   65,000   Teradyne, Inc.*                                               2,209
--------------------------------------------------------------------------------
                                                                          3,335
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (17.0%)
   60,000   Advanced Micro Devices, Inc.*                                 1,096
   24,000   Amkor Technology, Inc.*                                         437
   74,000   Analog Devices, Inc.*                                         3,404
   35,000   Applied Micro Circuits Corp.*                                   600
  116,000   Atmel Corp.*                                                  1,161
   50,000   Cypress Semiconductor Corp.*                                  1,364
  148,000   Intel Corp.                                                   4,412
   43,000   Intersil Corp. "A"*                                           1,492
   60,000   Linear Technology Corp.                                       2,615
   92,000   Micron Technology, Inc.*                                      3,864
   38,000   PMC-Sierra, Inc.*                                             1,152
   52,000   Silicon Laboratories, Inc.*                                   1,049
  205,000   Taiwan Semiconductor Manufacturing Co. Ltd. ADR*              3,341
  163,000   Texas Instruments, Inc.                                       5,623
--------------------------------------------------------------------------------
                                                                         31,610
--------------------------------------------------------------------------------
            ENTERTAINMENT (4.8%)
  105,000   AOL Time Warner, Inc.*                                        4,772
  157,000   Walt Disney Co.                                               4,137
--------------------------------------------------------------------------------
                                                                          8,909
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


                                                                         MARKET
  NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (5.0%)
   97,000   Applied Materials, Inc.*                                     $4,448
   40,000   KLA-Tencor Corp.*                                             2,176
   29,000   Novellus Systems, Inc.*                                       1,478
   32,000   Veeco Instruments, Inc.*                                      1,182
--------------------------------------------------------------------------------
                                                                          9,284
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (1.3%)
   41,000   Morgan Stanley Dean Witter & Co.                              2,453
--------------------------------------------------------------------------------
            FOODS (0.5%)
   22,660   Tootsie Roll Industries, Inc.                                   881
--------------------------------------------------------------------------------
            FOOTWEAR (0.8%)
   85,000   Vans, Inc.*                                                   1,589
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (3.2%)
  110,000   Johnson & Johnson, Inc.                                       5,951
--------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.2%)
  163,000   Wit Soundview Group, Inc.*                                      313
--------------------------------------------------------------------------------
            LEISURE TIME (0.9%)
   54,000   Mattel, Inc.                                                    966
   13,000   Sony Corp. ADR                                                  644
--------------------------------------------------------------------------------
                                                                          1,610
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (2.3%)
   88,000   Medtronic, Inc.                                               4,227
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.3%)
   18,000   Transocean Sedco Forex, Inc.                                    581
--------------------------------------------------------------------------------
            PERSONAL CARE (2.2%)
  144,000   Gillette Co.                                                  4,013
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


                                                                         MARKET
  NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                      (000)
--------------------------------------------------------------------------------
            RESTAURANTS (1.6%)
   47,000   California Pizza Kitchen, Inc.*                            $  1,078
  210,000   Luby's, Inc.                                                  1,924
--------------------------------------------------------------------------------
                                                                          3,002
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (3.3%)
  161,000   Target Corp.                                                  6,231
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY APPAREL (5.0%)
  123,000   Buckle, Inc.*                                                 2,337
   42,000   Gap, Inc.                                                     1,147
   73,000   Genesco, Inc.*                                                2,376
  186,000   Urban Outfitters, Inc.*                                       2,117
   94,500   Wet Seal, Inc. "A"*                                           1,291
--------------------------------------------------------------------------------
                                                                          9,268
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (0.5%)
   23,000   Gemstar-TV Guide International, Inc.*                           934
--------------------------------------------------------------------------------
            SERVICES - COMPUTER SYSTEMS (0.4%)
   30,000   SunGard Data Systems, Inc.*                                     818
--------------------------------------------------------------------------------
            TELEPHONES (0.7%)
   75,000   Allegiance Telecom, Inc.*                                     1,124
  305,000   Metromedia Fiber Network, Inc. "A"*                             266
--------------------------------------------------------------------------------
                                                                          1,390
--------------------------------------------------------------------------------
            Total common stocks (cost: $199,923)                        185,493
--------------------------------------------------------------------------------

PRINCIPAL                                                                MARKET
   AMOUNT                                                                 VALUE
    (000)   SECURITY                                                      (000)
--------------------------------------------------------------------------------

            MONEY MARKET INSTRUMENT (0.8%)
$   1,391   Federal National Mortgage Assoc., Discount Note,
                3.84%, 8/01/2001 (cost: $1,391)                           1,391
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST: $201,314)                         $186,884
================================================================================

22

NOTES
--------------------------------------------------------------------------------
                           to Portfolio of INVESTMENTS


USAA FIRST START GROWTH FUND

JULY 31, 2001


GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets. Investments in foreign securities were 4.9% of net assets at July 31, 2001.

         ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         * Non-income-producing security.


         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA FIRST START GROWTH FUND

JULY 31, 2001


ASSETS
   Investments in securities, at market value (identified cost of $201,314)     $186,884
   Cash                                                                               33
   Cash denominated in foreign currencies (identified cost of $3)                      3
   Receivables:
      Capital shares sold                                                             64
      Dividends                                                                       55
      Securities sold                                                                684
                                                                                --------
         Total assets                                                            187,723
                                                                                --------

LIABILITIES
   Securities purchased                                                            1,515
   Capital shares redeemed                                                            63
   USAA Transfer Agency Company                                                      208
   Accounts payable and accrued expenses                                              94
                                                                                --------
         Total liabilities                                                         1,880
                                                                                --------
            Net assets applicable to capital shares outstanding                 $185,843
                                                                                ========

REPRESENTED BY:
   Paid-in capital                                                              $236,362
   Accumulated net realized loss on investments                                  (36,089)
   Net unrealized depreciation of investments                                    (14,430)
                                                                                --------
            Net assets applicable to capital shares outstanding                 $185,843
                                                                                ========
   Capital shares outstanding                                                     17,092
                                                                                ========
   Authorized shares of $.01 par value                                            95,000
                                                                                ========
   Net asset value, redemption price, and offering price per share              $  10.87
                                                                                ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT
--------------------------------------------------------------------------------
                           of OPERATIONS
                           (in thousands)


USAA FIRST START GROWTH FUND

YEAR ENDED JULY 31, 2001





NET INVESTMENT LOSS
   Income:
      Dividends (net of foreign taxes withheld of $1)       $   1,009
      Interest                                                     60
                                                            ---------
         Total income                                           1,069
                                                            ---------
   Expenses:
      Management fees                                           1,671
      Transfer agent's fees                                     2,563
      Custodian's fees                                            127
      Postage                                                     304
      Shareholder reporting fees                                  103
      Directors' fees                                               4
      Registration fees                                            45
      Professional fees                                            26
      Other                                                         5
                                                            ---------
         Total expenses                                         4,848
      Expenses reimbursed                                      (1,164)
      Expenses paid indirectly                                     (4)
                                                            ---------
         Net expenses                                           3,680
                                                            ---------
            Net investment loss                                (2,611)
                                                            ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                          (26,922)
   Change in net unrealized appreciation/depreciation         (72,113)
                                                            ---------
            Net realized and unrealized loss                  (99,035)
                                                            ---------
Decrease in net assets resulting from operations            $(101,646)
                                                            =========

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
---------------------------------------------------------------------
                           of Changes in NET ASSETS
                           (in thousands)


USAA FIRST START GROWTH FUND

YEARS ENDED JULY 31,


                                                          2001           2000
                                                       -------------------------
FROM OPERATIONS
   Net investment loss                                 $  (2,611)     $  (1,901)
   Net realized loss on investments                      (26,922)        (9,156)
   Change in net unrealized appreciation/depreciation
      of investments                                     (72,113)        33,248
                                                       -------------------------
      Increase (decrease) in net assets resulting
         from operations                                (101,646)        22,191
                                                       -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                        -             (646)
                                                       -------------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                              75,097        117,958
   Reinvested dividends                                      -              527
   Cost of shares redeemed                               (36,598)       (46,842)
                                                       -------------------------
      Increase in net assets from capital
         share transactions                               38,499         71,643
                                                       -------------------------
Net increase (decrease) in net assets                    (63,147)        93,188

NET ASSETS
   Beginning of period                                   248,990        155,802
                                                       -------------------------
   End of period                                       $ 185,843    $   248,990
                                                       =========================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                             5,388          7,209
   Shares issued for dividends reinvested                    -               36
   Shares redeemed                                        (2,799)        (2,832)
                                                       -------------------------
      Increase in shares outstanding                       2,589          4,413
                                                       =========================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

NOTES
--------------------------------------------------------------------------------
                           to FINANCIAL Statements

USAA FIRST START GROWTH FUND

JULY 31, 2001


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund). The Fund's investment objective is long-term capital appreciation.

            A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

               1. Portfolio  securities,   except  as  otherwise  noted,  traded
                  primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

               2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

               3. Securities  purchased  with  maturities of 60 days or less are stated at amortized cost, which approximates market value.

               4. Securities  that  cannot be valued  by the  methods  set forth above and all other assets are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

NOTES
--------------------------------------------------------------------------------
                           to FINANCIAL Statements
                           (continued)


USAA FIRST START GROWTH FUND

July 31, 2001


            B. FEDERAL  TAXES  -  The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise  tax  provision  is  required.  As  a  result  of  certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital and to decrease accumulated undistributed net investment loss by $2,611,000.

            C. INVESTMENTS IN SECURITIES - Security  transactions  are accounted for on the date  the  securities  are  purchased  or sold  (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

            D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

               1. Market value of securities,  other assets,  and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

               2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

28

NOTES
--------------------------------------------------------------------------------
                           to FINANCIAL Statements
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


               Net  realized  and  unrealized   foreign  currency   gains/losses
               occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

               Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

            E. EXPENSES PAID  INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended July 31, 2001, custodian fee offset arrangements reduced expenses by $4,000.

            F. USE OF ESTIMATES - The  preparation  of financial  statements  in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

NOTES
--------------------------------------------------------------------------------
                           to FINANCIAL Statements
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short- term, revolving, committed loan agreements totaling $500 million--$400 million  with USAA  Capital  Corporation  (CAPCO),  an affiliate of the
         Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2001.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $35,415,000, which will expire between 2008 and 2010. It is unlikely that the Company's

30

NOTES
--------------------------------------------------------------------------------
                           to Financial Statements
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


         Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases  and  proceeds  from sales of  securities,  excluding
         short-term  securities,   for  the  year  ended  July  31,  2001,  were
         $167,791,000 and $131,647,000, respectively.

         The cost of securities at July 31, 2001, for federal income tax purposes was $201,988,000. Gross unrealized appreciation and depreciation of investments at July 31, 2001, for federal income tax purposes were $29,379,000 and $44,483,000, respectively.

(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

            A. MANAGEMENT FEES - The Manager carries out the  Fund's  investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annual rate of 0.75% of its average net assets.

               Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee for the Fund will be computed and paid as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month


         THE LIPPER LARGE-CAP GROWTH FUNDS INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THE LIPPER LARGE-CAP GROWTH FUNDS CATEGORY.

NOTES
--------------------------------------------------------------------------------
                           to FINANCIAL Statements
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


               ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2004, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

               The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

         OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
         -----------------------------------------------------------------------
         +/- 1.00% to 4.00%           +/- 0.04%
         +/- 4.01% to 7.00%           +/- 0.05%
         +/- 7.01% and greater        +/- 0.06%

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.


               The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.65% of its average net assets through July 31, 2001, and to 1.45% of its average net assets from August 1, 2001, through November 30, 2002, after the effect of any custodian fee offset arrangements. Accordingly, the Manager has waived a portion of its management fees.

32

NOTES
--------------------------------------------------------------------------------
                           to FINANCIAL Statements
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


            B. ADMINISTRATIVE  AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager will receive a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

            C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company,  d/b/a USAA
               Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses. For the year ended July 31, 2001, the annual charge per account was $26. Effective August 1, 2001, the annual charge per account is $23.

            D. UNDERWRITING   SERVICES   -  The   Manager   provides   exclusive
               underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

 (6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 2001, the Association and its affiliates owned 1,144,000 shares (6.7%) of the Fund.

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                           to FINANCIAL Statements
                           (continued)


USAA FIRST START GROWTH FUND

JULY 31, 2001


(7) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                              YEAR ENDED JULY 31,
                               ------------------------------------------------
                                  2001         2000         1999        1998*
                               ------------------------------------------------
Net asset value at
    beginning of period        $  17.17     $  15.44     $  12.27     $ 10.00
Net investment loss                (.16)a       (.15)a       (.07)a      (.10)a
Net realized and
    unrealized gain (loss)        (6.14)        1.94         3.32        2.37
Distributions of realized
    capital gains                   -           (.06)        (.08)        -
                               ------------------------------------------------
Net asset value at
    end of period              $  10.87     $  17.17     $  15.44     $ 12.27
                               ================================================
Total return (%) **              (36.66)       11.58        26.81       22.70
Net assets at end
    of period (000)            $185,843     $248,990     $155,802     $45,344
Ratio of expenses to
    average net assets (%)         1.65b        1.65         1.65        1.65
Ratio of expenses to average
    net assets, excluding
    reimbursements (%)             2.18b        1.95         1.87         -
Ratio of net investment
    loss to average
    net assets (%)                (1.17)        (.92)        (.50)       (.83)
Portfolio turnover (%)            59.27        52.58        26.64       52.11


  * Fund commenced operations August 1, 1997.
 ** Assumes reinvestment of all capital gain distributions during the period.
(a) Calculated using average shares.
(b) Reflects total expenses prior to any custodian fee offset arrangement.

34

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

36

                   DIRECTORS    Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM

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                                                                           Paper

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